                                                                    EXHIBIT 99.1

AVIVA Y. GORDON, ESQ.
NEVADA Bar No. 5333                                       FILED
ELLIS & GORDON
510 Ninth Street                                          July 6  3:27PM  '01
Las Vegas, NV 89101                                       Shirley B. Parraguirre
(702) 385-3727                                            Clerk
Attorneys for George C. Swarts, Receiver



                                DISTRICT COURT

                             CLARK COUNTY, NEVADA

NetSol International, Inc., a          )       Case No. A435871
Nevada corporation,                    )       Dept. No. XII
                                       )
        Plaintiff,                     )
                                       )
vs.                                    )
                                       )
Jonathan D. Iseson, et al.             )       ORDER GRANTING PRELIMINARY
                                       )       INJUNCTION
        Defendants                     )
                                       )
---------------------------------------

        The court review of all the pleadings and arguments made of counsel all parties and the court having determined that their good cause be good cause and proper reason makes the following findings:

        That the plaintiff has established a reasonable probability of success on the merits of its claims on file herein;

        That if a preliminary injunction is not issued, NetSol International will suffer irreparable harm;

        That it is in the best interest of the corporation and its stockholders that the status quo be maintained until the results of a vote for control of the board of directors can be determined with certainty; and

        That it is in the best interest of the corporation and its stockholders that the receiver appointed on June 18, 2001, remain in control of the corporation.

        NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that this Court's order appointing the receiver of June 18, 2001, remains in full force and effect.

        IT IS FURTHER ORDERED, ADJUDGED AND DECREED, that until further order of this Court, the defendants to this action, their agents, servants, employees, attorneys, and any person acting in concert or participation with them are enjoined from (1) taking any action whatsoever on behalf of or with respect to NetSol; (2) representing that they are holding themselves out as the duly elected directors or appointed officers; (3) engaging in or continuing any further consent solicitations of NetSol's stockholders; and
(4) seeking relief against NetSol in any forum other than this court.

        IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the Proxy Statements filed by NetSol and the defendants regarding the election of new directors and proposed amendments so NetSol's Articles of Incorporation and Bylaws and consents obtained in connection therewith, are of no force and effect.

        IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the special meeting conducted by defendants on Sunday, June 10, 2001, and any resolutions, actions, minutes or decisions from that meeting are of no force and effect.

        IF IS FURTHER ORDERED, ADJUDGED AND DECREED that unless otherwise determined by the receiver or by further order of the court, NetSol's annual stockholders' meeting scheduled for November 2001, shall be the sole and exclusive method wherein shareholders shall elect directors and/or amend NetSol's Articles of Incorporation or Bylaws. In any event, consents in lieu of any such meeting shall be prohibited.

///

///

        IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the bond in the amount of $10,000 previously posted by plaintiff for the temporary restraining order shall serve as security for this preliminary injunction.

        DATED this 6th day of July, 2001.

                                            /s/ JAMES. C. MAHAN
                                          ------------------------------------
                                          DISTRICT COURT JUDGE

Submitted by:

ELLIS & GORDON



By:   AVIVA Y. GORDON, ESQ.
    -------------------------------------
      Aviva Y. Gordon, Esq.
      510 S. Ninth Street
      Las Vegas, NV 89101
      (702) 385-3727
      Attorneys for the George C. Swarts, Receiver